UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
___________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2017
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RETROPHIN, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Valley Centre Drive, Suite 200 San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 260-8600
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05    COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES
On March 7, 2017, the Company initiated a plan to consolidate its operations to its corporate headquarters in San Diego, CA.  As part of this plan, select employees will relocate from Cambridge, MA to the San Diego headquarters by the end of 2017 and replacements for other functions will be hired during the course of 2017.  The Company intends to close its Cambridge, MA office by the end of 2017.  This action is being taken as part of a strategic effort to centralize expertise and improve efficiency, with the goal of expediting the development of the Company’s late-stage clinical and early stage research programs. The Company estimates it could incur up to $4.5 million in employee related separation and transitional cash charges as a result of this consolidation.

Forward-Looking Statements
Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the expected timelines to complete the planned consolidation of operations; the anticipated costs associated therewith; and the objective to centralize expertise and improve efficiency, including the Company’s goal of expediting the development of the Company’s late-stage clinical and early stage research programs. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation, risks and uncertainties associated with possible changes in the planned consolidation and the timing of employee separations, relocations and hirings, including as a result of changes that may occur in the Company’s operations or operating plan, or other reasons or events. Related and other risks and uncertainties are described more fully in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2016. All forward-looking statements contained in this report speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Dated: March 8, 2017	By:	/s/ Stephen Aselage
	Name:	Stephen Aselage
	Title:	Chief Executive Officer